UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2003

HUGHES SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Florida	001-08772	59-0559446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hughes Way, Orlando, Florida	32805
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 841-4755

20 North Orange Avenue, Suite 200, Orlando, Florida 32801

(Former Name or Former Address, if Changed Since Last Report)

Item 12.	Results of Operations and Financial Condition

On November 25, 2003, the Company issued a news release announcing its third quarter operating results for the fiscal quarter ended October 31, 2003. The Company’s news release is being furnished to the Securities and Exchange Commission under this Item 12 and is attached to this report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2003

Hughes Supply, Inc.

By:	/s/ David Bearman

David Bearman Executive Vice President and Chief Financial Officer